Exhibit 10.1

NOVAN, INC.

5,261,311 Units, Each Consisting of One Share of Common Stock (or Pre-Funded Warrant in lieu thereof) and a Warrant to Purchase One Share of Common Stock

PLACEMENT AGENT AGREEMENT

June 9, 2022

Oppenheimer & Co. Inc.
85 Broad Street
New York, New York 10004

Ladies and Gentlemen:

Subject to the terms and conditions herein (this “Agreement”) Novan, Inc., a Delaware corporation (the “Company”), hereby agrees to sell up to an aggregate of (i) 5,261,311 (the “Shares”) of the Company’s common stock, $0.0001 par value per share (the “Common Stock”) or pre-funded warrants to purchase Shares of Common Stock (the “Pre-Funded Warrants”) in lieu thereof and (ii) warrants (the “Warrants”) to purchase up to an aggregate of 5,261,311 shares of Common Stock (the “Warrant Shares”) directly to various purchasers (each, a “Purchaser” and, collectively, the “Purchasers”) through Oppenheimer & Co. Inc., as Placement Agent (the “Placement Agent”). This Agreement and the documents executed and delivered by the Company and the Purchasers in connection with the Offering (as defined below), including, without limitation, a securities purchase agreement (the “Purchase Agreement”), shall be collectively referred to herein as the “Transaction Documents.” The shares of Common Stock issuable upon exercise of the Pre-Funded Warrants are collectively referred to as the “Pre-Funded Warrant Shares.” The Shares, the Warrants, the Pre-Funded Warrants, the Warrant Shares and the Pre-Funded Warrant Shares are collectively referred to as the “Securities.” The Placement Agent may retain other brokers or dealers to act as sub-agents or selected-dealers on its behalf in connection with the Offering.

The Shares (or Pre-Funded Warrants in lieu thereof), on the one hand, and the Warrants, on the other hand, are sold together in the Offering but shall be immediately separable and transferable upon issuance.

The Company has prepared and filed in conformity with the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the published rules and regulations thereunder (the “Rules”) adopted by the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-3 (No. 333-262865), including a related prospectus dated February 25, 2022 (the “Base Prospectus”) relating to common stock, preferred stock, debt securities, warrants to purchase common stock, preferred stock or debt securities, and units comprised of shares of common stock or preferred stock, warrants to purchase common stock or preferred stock, debt securities or any combination of those securities of the Company that may be sold from time to time by the Company in accordance with Rule 415 of the Securities Act, and such amendments thereof as may have been required to the date of this Agreement. Copies of such Registration Statement (including all amendments thereof and all documents deemed incorporated by reference therein) and of the related Base Prospectus have heretofore been delivered by the Company or are otherwise available to you.

The term “Registration Statement” as used in this Agreement means the registration statement, including all exhibits, financial schedules and all documents and information deemed to be part of the Registration Statement by incorporation by reference or otherwise, as amended from time to time, including the information (if any) contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) of the Rules and deemed to be part thereof at the time of effectiveness pursuant to Rule 430B of the Rules.

If the Company has filed an abbreviated registration statement to register additional Securities pursuant to Rule 462(b) under the Rules (the “462(b) Registration Statement”), then any reference herein to the Registration Statement shall also be deemed to include such 462(b) Registration Statement. The term “Prospectus” means the Base Prospectus and any amendments or further supplements to such prospectus, and including, without limitation, the final prospectus supplement, filed pursuant to and within the limits described in Rule 424(b) with the Commission in connection with the proposed sale of the Securities contemplated by this Agreement through the date of such Prospectus Supplement. The term “Effective Date” shall mean each date that the Registration Statement and any post-effective amendment or amendments thereto became or becomes effective. Unless otherwise stated herein, any reference herein to the Registration Statement and the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein, including pursuant to Item 12 of Form S-3 under the Securities Act, which were filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) on or before the date hereof or are so filed hereafter, but prior to the termination of the public offering contemplated by this Agreement. Any reference herein to the terms “amend,” “amendment” or “supplement” with respect to the Registration

Statement or the Prospectus shall be deemed to refer to and include any such document filed or to be filed under the Exchange Act after the date of the Registration Statement, any such Prospectus and deemed to be incorporated therein by reference.

The Company understands that the Placement Agent proposes to make an offering of the Securities, as set forth in and pursuant to the Prospectus, as soon after the Effective Date and the date of this Agreement as the Placement Agent deems advisable. The Company hereby confirms that the Placement Agent and dealers have been authorized to distribute or cause to be distributed each Issuer Free Writing Prospectus (as hereinafter defined) and are authorized to distribute the Prospectus (as from time to time amended or supplemented if the Company furnishes amendments or supplements thereto to the Placement Agent).

1.Agreement to Act as Placement Agent. On the basis of the representations, warranties and agreements contained in, and subject to the terms and conditions of, this Agreement:

(a) The Company hereby authorizes the Placement Agent to act as its exclusive agent to solicit offers for the purchase of all or part of the Securities from the Company in connection with the proposed offering of the Securities pursuant to the Registration Statement (the “Offering”). Until the Closing Date (as defined below) or earlier upon termination of this Agreement pursuant to Section 7, the Company shall not, without the prior written consent of the Placement Agent, solicit or accept offers to purchase the Securities otherwise than through the Placement Agent.

(b) The Company hereby acknowledges that the Placement Agent has agreed, severally and not jointly, as agent of the Company, to use its reasonable “best efforts” to solicit offers to purchase the Securities from the Company on the terms and subject to the conditions set forth in the Prospectus. The Placement Agent shall use commercially reasonable efforts to assist the Company in obtaining performance by each Purchaser whose offer to purchase Securities has been solicited by the Placement Agent and accepted by the Company, but the Placement Agent shall not, except as otherwise provided in this Agreement, be obligated to disclose the identity of any potential purchaser or have any liability to the Company in the event any such purchase is not consummated for any reason. Under no circumstances will the Placement Agent be obligated to underwrite or purchase any Securities for its own account and, in soliciting purchases of the Securities, the Placement Agent shall act solely as the Company’s agent and not as principal.

(c) Subject to the provisions of this Section 1, offers for the purchase of the Securities may be solicited by the Placement Agent as agent for the Company at such times and in such amounts as the Placement Agent deems advisable. The Placement Agent shall communicate to the Company, orally or in writing, each reasonable offer to purchase Securities received by it as agent of the Company. The Company shall have the sole right to accept offers to purchase Securities and may reject any such offer, in whole or in part. The Placement Agent shall have the right, in its discretion reasonably exercised, without notice to the Company, to reject any offer to purchase Securities received by it, in whole or in part, and any such rejection shall not be deemed a breach of this Agreement.

(d) Each Share and accompanying Warrant are being sold to the Purchasers at a price of $2.851, and each Pre-Funded Warrant and accompanying Warrant are being sold to the Purchasers at a price of $2.841. The purchases of Securities by the Purchasers shall be evidenced by the execution of Purchase Agreement by each of the Purchasers and the Company.

(e) As compensation for services rendered, on the Closing Date (as defined in Section 4 hereof), the Company shall pay to the Placement Agent by wire transfer of immediately available funds to an account designated by the Placement Agent, an aggregate amount equal to five percent (5.0%) of the gross proceeds received by the Company (the “Placement Fee”) from the sale of the Securities on such Closing Date. The Placement Agent may retain other brokers or dealers to act as sub-agents on its behalf in connection with the Offering, the fees of which shall be paid out of the Placement Fee.

(f) No Securities which the Company has agreed to sell pursuant to this Agreement and the Purchase Agreement shall be deemed to have been purchased and paid for, or sold by the Company, until such Securities shall have been delivered to the Purchaser thereof against payment by such Purchaser. If the Company shall default in its obligations to deliver Securities to a Purchaser whose offer it has accepted, the Company shall indemnify and hold the Placement Agent harmless against any loss, claim, damage or expense arising from or as a result of such default by the Company in accordance with the procedures set forth in Section 8(c) herein.

(g) The time and date of closing and delivery of the documents required to be delivered to the Placement Agent pursuant to Sections 3 and 4 hereof (the “Closing”) shall be at 11:00 a.m. (Eastern time), on June 13, 2022 (the “Closing Date”) at the office of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., 666 Third

Avenue, New York, NY 10017, or at such other time and location as the Company and the Placement Agent shall otherwise agree.

2. Representations and Warranties of the Company. The representations, warranties and agreements of the Company contained in Sections 2.2 and 3.1 of the Purchase Agreement are hereby incorporated by reference in this Agreement, as if made directly by the Company to the Placement Agent on the date of this Agreement, with the understanding that:

(a)any defined terms used in such incorporated sections shall have the meanings given to them in this Agreement or, if no definition is given to them in this Agreement, such defined terms will have the meanings given to them in the incorporated sections;

(b)in the event of a conflict in meaning or defined term between the incorporated sections and this Agreement, this Agreement shall control; and

(c)references to “this Agreement” in the incorporated sections from the Purchase Agreement means this Agreement.

3. Conditions of the Obligations of the Placement Agent and the Purchasers. The respective obligations of the Placement Agent hereunder and the Purchasers under the Purchase Agreement are subject to each of the following terms and conditions:

(a) Notification that the Prospectus shall have been timely filed with the Commission in accordance with Section 4(a) of this Agreement and any material required to be filed by the Company pursuant to Rule 433(d) of the Rules shall have been timely filed with the Commission in accordance with such rule.

(b) No order preventing or suspending the use of the Prospectus or any “free writing prospectus” (as defined in Rule 405 of the Rules), shall have been or shall be in effect and no order suspending the effectiveness of the Registration Statement shall be in effect and no proceedings for such purpose shall be pending before or, to the Company’s knowledge, threatened by the Commission, and any requests for additional information on the part of the Commission (to be included in the Registration Statement or the Prospectus or otherwise) shall have been complied with to the satisfaction of the Commission and the Placement Agent.

(c) The representations and warranties of the Company in the Purchase Agreement and incorporated by reference in this Agreement and in any certificates delivered pursuant to Section 3(d) shall be true and correct when made and on and as of the Closing Date as if made on such date. The Company shall have performed all covenants and agreements and satisfied all the conditions contained in this Agreement and the Purchase Agreement required to be performed or satisfied by it at or before the Closing Date.

(d) The Placement Agent shall have received on the Closing Date a certificate, addressed to the Placement Agent and dated the Closing Date, of the chief executive or chief operating officer and the chief financial officer or chief accounting officer of the Company, in their capacity as such officers, to the effect that: (i) the representations, warranties and agreements of the Company in the Purchase Agreement were true and correct when made and are true and correct as of the Closing Date; (ii) the Company has performed all covenants and agreements and satisfied all conditions contained herein and in the Purchase Agreement; (iii) they have carefully examined the Registration Statement the Prospectus and any individual Issuer Free Writing Prospectus and, in their opinion (A) as of the Effective Date the Prospectus did not include, and as of 7:00 a.m. on the date of this Agreement, no individual Issuer Free Writing Prospectus, included, any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (B) since the Effective Date no event has occurred which should have been set forth in a supplement or otherwise required an amendment to the Registration Statement or the Prospectus and was not so disclosed; (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and, to their knowledge, no proceedings for that purpose have been instituted or are pending under the Securities Act and (v) there has not occurred any material adverse change in the assets, properties, condition, financial or otherwise, or in the results of operations, business affairs or business prospects of the Company and its subsidiaries considered as a whole.

(e) The Placement Agent shall have received on the date hereof and on the Closing Date a signed letter from the Auditor addressed to the Placement Agent and dated the Closing Date, in form and substance reasonably satisfactory to the Placement Agent, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus.

(f) The Placement Agent shall have received on the Closing Date from Smith, Anderson, Blount, Dorsett, Mitchell & Jernigan, L.L.P., counsel for the Company, an opinion and negative assurance statement, addressed to the Placement Agent and dated the Closing Date, in form and substance reasonably satisfactory to the Placement Agent.

(g) The Placement Agent shall have received on the Closing Date from Myers Bigel, P.A., intellectual property counsel for the Company, an opinion, addressed to the Placement Agent and dated the Closing Date, in form and substance reasonably satisfactory to the Placement Agent.

(h) The Placement Agent shall have received on the Closing Date from Latham & Watkins LLP, regulatory counsel for the Company, an opinion, addressed to the Placement Agent and dated the Closing Date, in form and substance reasonably satisfactory to the Placement Agent.

(i) The Placement Agent shall have received on the Closing Date from Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., counsel for the Placement Agent, an opinion and negative assurance statement, addressed to the Placement Agent and dated the Closing Date, in form and substance reasonably satisfactory to the Placement Agent.

(j) All proceedings taken in connection with the sale of the Securities as herein contemplated shall be reasonably satisfactory in form and substance to the Placement Agent, and their counsel.

(k) On or before the Closing Date, the Placement Agent shall have received copies of the Lock-up Agreements executed by each entity or person listed on Schedule I hereto.

(l) The Company shall have submitted a Notification Form: Listing of Additional Shares with The Nasdaq Stock Market (“Nasdaq”) with respect to the Shares, Warrant Shares and Pre-Funded Warrant Shares to satisfy the Company’s notification obligation under Nasdaq Listing Rule 5250(e)(2).

(l) The Placement Agent shall be reasonably satisfied that since the respective dates as of which information is given in the Registration Statement and the Prospectus, (i) there shall not have been any material change in the capital stock of the Company or any material change in the indebtedness (other than in the ordinary course of business) of the Company, (ii) except as set forth or contemplated by the Registration Statement or the Prospectus, no material oral or written agreement or other transaction shall have been entered into by the Company that is not in the ordinary course of business or that could reasonably be expected to result in a material reduction in the future earnings of the Company, (iii) no loss or damage (whether or not insured) to the property of the Company shall have been sustained that had or could reasonably be expected to have a Material Adverse Effect, (iv) no legal or governmental action, suit or proceeding affecting the Company or any of its properties that is material to the Company or that affects or could reasonably be expected to affect the transactions contemplated by this Agreement shall have been instituted or threatened and (v) there shall not have been any material change in the assets, properties, condition (financial or otherwise), or in the results of operations, business affairs or business prospects of the Company or its subsidiaries considered as a whole that makes it impractical or inadvisable in the Placement Agent’s judgment to proceed with the purchase or offering of the Securities as contemplated hereby.

(m) On or prior to the Closing Date, the Placement Agent shall have received a letter from the Corporate Financing Department of Financial Industry Regulatory Authority, Inc. (“FINRA”) issued in connection with the Registration Statement and FINRA shall not have raised any objection with respect to the fairness or reasonableness of the underwriting terms, or other arrangements of the transactions, contemplated hereby.

(n) The Company shall have furnished or caused to be furnished to the Placement Agent such further certificates or documents as the Placement Agent shall have reasonably requested.

4. Covenants and other Agreements of the Company and the Placement Agent.

(a) The Company covenants and agrees as follows:

(i) The Company shall prepare the Prospectus in a form approved by the Placement Agent and file such Prospectus pursuant to Rule 424(b) under the Securities Act not later than the Commission’s close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by the Rules. The Company will file with the Commission all Issuer Free Writing Prospectuses in the time and manner required under Rules 433(d) or 163(b)(2), as the case may be.

(ii) The Company shall promptly advise the Placement Agent in writing (A) when any post-effective amendment to the Registration Statement shall have become effective or any supplement to the Prospectus shall have been filed, (B) of any request by the Commission for any amendment of the Registration Statement or the Prospectus or for any additional information, (C) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any preliminary prospectus or any “free writing prospectus”, as defined in Rule 405 of the Rules, or the institution or threatening of any proceeding for that purpose and (D) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company shall not file any amendment of the Registration Statement or supplement to the Prospectus or any document incorporated by reference in the Registration Statement or any Issuer Free Writing Prospectus unless the Company has furnished the Placement Agent a copy for its review prior to filing and shall not file any such proposed amendment or supplement to which the Placement Agent reasonably object. The Company shall use its reasonable best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof.

(iii) If, at any time when a prospectus relating to the Securities (or, in lieu thereof, the notice referred to in Rule 173(a) of the Rules) is required to be delivered under the Securities Act, any event occurs as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend or supplement the Prospectus to comply with the Securities Act or the Rules or the Exchange Act and the rules and regulations of the Commission thereunder, the Company promptly shall prepare and file with the Commission, subject to the second sentence of paragraph (ii) of this Section 4(a), an amendment or supplement which shall correct such statement or omission or an amendment which shall effect such compliance.

(iv) If at any time following issuance of an Issuer Free Writing Prospectus there occurs an event or development as a result of which such Issuer Free Writing Prospectus would conflict with the information contained in the Registration Statement or would include an untrue statement of a material fact or would omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances prevailing at the subsequent time, not misleading, the Company will promptly notify the Placement Agent and will promptly amend or supplement, at its own expense, such Issuer Free Writing Prospectus to eliminate or correct such conflict or so that the statements in such Issuer Free Writing Prospectus as so amended or supplemented will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances prevailing at such time, not misleading, as the case may be.

(v) The Company shall make generally available to its security holders and to the Placement Agent as soon as practicable, but not later than 45 days after the end of the 12-month period beginning at the end of the fiscal quarter of the Company during which the Effective Date occurs (or 90 days if such 12-month period coincides with the Company’s fiscal year), an earning statement (which need not be audited) of the Company, covering such 12-month period, which shall satisfy the provisions of Section 11(a) of the Securities Act or Rule 158 of the Rules.

(vi) The Company shall furnish to the Placement Agent and counsel for the Placement Agent, without charge, signed copies of the Registration Statement (including all exhibits thereto and amendments thereof) and, so long as delivery of a prospectus by the Placement Agent or dealer may be required by the Securities Act or the Rules, as many copies of any Issuer Free Writing Prospectus and the Prospectus and any amendments thereof and supplements thereto as the Placement Agent may reasonably request. If applicable, the copies of the Registration Statement, preliminary prospectus, any Issuer Free Writing Prospectus and Prospectus and each amendment and supplement thereto furnished to the Placement Agent will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(vii) The Company shall cooperate with the Placement Agent and its counsel with the offering under the laws of such jurisdictions as the Placement Agent may designate and shall maintain such qualifications in effect so long as required for the distribution of the Securities; provided, however, that the Company shall not be required in connection therewith, as a condition thereof, to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction or subject itself to taxation as doing business in any jurisdiction.

(viii) The Company, during the period when the Prospectus (or in lieu thereof, the notice referred to in Rule 173(a) of the Rules) is required to be delivered under the Securities Act and the Rules or the Exchange Act, will file all reports and other documents required to be filed with the Commission pursuant to Section 13, 14 or 15 of the Exchange Act within the time periods required by the Exchange Act and the regulations promulgated thereunder.

(ix) Without the prior written consent of the Placement Agent, for a period of 90 days after the date of this Agreement, the Company and each of its individual directors and executive officers shall not issue, sell or register with the Commission (other than on Form S-8 or on any successor form), or otherwise dispose of, directly or indirectly, any equity securities of the Company (or any securities convertible into, exercisable for or exchangeable for equity securities of the Company), except for (i) the issuance of the Securities pursuant to the Registration Statement, (ii) the issuance of shares of Common Stock upon the exercise or conversion of options or convertible securities outstanding on the date hereof (provided that such options or convertible securities are not amended or modified after the date hereof to lower the exercise or conversion price thereof or to increase the number of shares of Common Stock issuable in respect thereof), and (iii) the issuance of shares of Common Stock pursuant to the Company’s existing stock incentive plan as described in the Registration Statement and the Prospectus. In the event that during the applicable lock-up period, a new equity incentive plan is adopted and any registration is effected on Form S-8 or on any successor form relating to shares that are exercisable under such plan during such lock-up period, the Company shall obtain the written agreement of applicable grantee or purchaser or holder of such registered securities that, for the applicable lock-up period after the date of this Agreement, such person will not, without the prior written consent of the Placement Agent, offer for sale, sell, distribute, grant any option for the sale of, or otherwise dispose of, directly or indirectly, or exercise any registration rights with respect to, any shares of Common Stock (or any securities convertible into, exercisable for, or exchangeable for any shares of Common Stock) owned by such person. Notwithstanding the foregoing, the Company represents and warrants that each such grantee or purchaser or holder of such registered securities granted pursuant to the preceding sentence shall be subject to similar lockup restrictions as set forth on Exhibit A attached hereto and the Company shall enforce such rights and impose stop-transfer restrictions on any such sale or other transfer or disposition of such shares until the end of the applicable period.

(x) On or before completion of this offering, the Company shall make all filings required under applicable securities laws and by Nasdaq.

(xi) Prior to the Closing Date, the Company will issue no press release or other communications directly or indirectly and hold no press conference with respect to the Company, the condition, financial or otherwise, or the earnings, business affairs or business prospects of any of them, or the offering of the Securities without the prior written consent of the Placement Agent unless in the judgment of the Company and its counsel, and after notification to the Placement Agent, such press release or communication is required by law.

(xii) The Company will apply the net proceeds from the offering of the Securities in the manner set forth under “Use of Proceeds” in the Prospectus.

(b) The Company agrees to pay, or reimburse if paid by the Placement Agent, whether or not the transactions contemplated hereby are consummated or this Agreement is terminated, all costs and expenses incident to the public offering of the Securities and the performance of the obligations of the Company under this Agreement including those relating to: (i) the preparation, printing, reproduction filing and distribution of the Registration Statement including all exhibits thereto, the Prospectus, any Issuer Free Writing Prospectus, all amendments and supplements thereto and any document incorporated by reference therein, and the printing, filing and distribution of this Agreement; (ii) the preparation and delivery of certificates for the Securities to or as directed by the Placement Agent or the Purchasers; (iii) the registration or qualification of the Securities for offer and sale under the securities or Blue Sky laws of the various jurisdictions referred to in Section 5(a)(vi), including the reasonable fees and disbursements of counsel for the Placement Agent in connection with such registration and qualification and the preparation, printing, distribution and shipment of preliminary and supplementary Blue Sky memoranda; (iv) the furnishing (including costs of shipping and mailing) to the Placement Agent of copies of the Prospectus and all amendments or supplements to the Prospectus, any Issuer Free Writing Prospectus, and of the several documents required by this Section to be so furnished, as may be reasonably requested for use in connection with the offering and sale of the Securities by the Placement Agent or by dealers to whom Securities may be sold; (v) the filing fees of FINRA in connection with its review of the terms of the public offering and reasonable fees and disbursements of counsel for the Placement Agent in connection with such review; (vi) inclusion of the Securities for listing on Nasdaq; and (vii) all transfer taxes, if any, with respect to the sale and delivery of the Securities by the Company to the Purchasers. The Company will reimburse the Placement Agent for its reasonable out-of-pocket costs and expenses, including its legal fees and disbursements, in connection with the purchase and sale of the Securities contemplated hereby in an amount not to exceed $75,000.00 (including amounts payable pursuant to clauses (iii) and (v) above). Subject to the provisions of Section 7, the Placement Agent agrees to pay, whether or not the transactions contemplated hereby are consummated or this Agreement is terminated, all costs and expenses incident to the performance of the obligations of the Placement Agent under this Agreement not payable by the Company pursuant to the preceding sentence, including, without limitation, the fees and disbursements of counsel for the Placement Agent.

(c) The Company acknowledges and agrees that the Placement Agent has acted and is acting solely in the capacity of a principal in an arm’s length transaction between the Company, on the one hand, and the Placement Agent, on the other hand, with respect to the offering of Securities contemplated hereby (including in connection with determining the terms of the Offering) and not as a financial advisor, agent or fiduciary to the Company or any other person. Additionally, the Company acknowledges and agrees that the Placement Agent has not and will not advise the Company or any other person as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction. The Company has consulted with its own advisors concerning such matters and shall be responsible for making its own independent investigation and appraisal of the transactions contemplated hereby, and the Placement Agent shall have no responsibility or liability to the Company or any other person with respect thereto, whether arising prior to or after the date hereof. Any review by the Placement Agent of the Company, the transactions contemplated hereby or other matters relating to such transactions have been and will be performed solely for the benefit of the Placement Agent and shall not be on behalf of the Company. The Company agrees that it will not claim that the Placement Agent has rendered advisory services of any nature or respect, or owes a fiduciary duty to the Company or any other person in connection with any such transaction or the process leading thereto.

(d) The Company represents and agrees that, unless it obtains the prior consent of the Placement Agent, and the Placement Agent represents and agrees that, unless it obtains the prior consent of the Company, it has not made and will not make any offer relating to the Securities that would constitute an “issuer free writing prospectus,” as defined in Rule 433, or that would otherwise constitute a “free writing prospectus,” as defined in Rule 405, required to be filed with the Commission. The Company has complied and will comply with the requirements of Rule 433 under the Act applicable to any Issuer Free Writing Prospectus, including timely filing with the Commission where required, legending and record keeping. The Company represents that is has satisfied and agrees that it will satisfy the conditions set forth in Rule 433 of the Rules to avoid a requirement to file with the Commission any Road Show.

5. Indemnification.

(a) The Company agrees to indemnify and hold harmless the Placement Agent, its officers and employees and each person, if any, who controls the Placement Agent within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act against any and all losses, claims, damages and liabilities, joint or several (including any reasonable investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted), to which they, or any of them, may become subject under the Securities Act, the Exchange Act or other Federal or state law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or any “issuer-information” filed or required to be filed pursuant to Rule 433(d) of the Rules, any amendment thereof or supplement thereto, or in any Blue Sky application or other information or other documents executed by the Company filed in any state or other jurisdiction to qualify any or all of the Securities under the securities laws thereof (any such application, document or information being hereinafter referred to as a “Blue Sky Application”) or arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that such indemnity shall not inure to the benefit of the Placement Agent (or any person controlling such Placement Agent) on account of any losses, claims, damages or liabilities arising from the sale of the Securities to any person by or through the Placement Agent if such untrue statement or omission or alleged untrue statement or omission was made in such preliminary prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or such amendment or supplement thereto, or in any Blue Sky Application in reliance upon and in conformity with information furnished in writing by the Agent specifically for use in the Prospectus (the “Agent Information”). This indemnity agreement will be in addition to any liability which the Company may otherwise have.

(b) The Placement Agent agrees to indemnify and hold harmless the Company and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, each director of the Company, and each officer of the Company who signs the Registration Statement, against any losses, claims, damages or liabilities (including any reasonable investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted) to which such party may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with the Agent Information; provided, however, that the obligation of the Placement Agent to indemnify the Company (including any controlling person, director or officer thereof) shall be limited to the amount of the Placement Fee actually received by the Placement Agent hereunder.

(c) Any party that proposes to assert the right to be indemnified under this Section will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim is to be made against an indemnifying party or parties under this Section, notify each such indemnifying party of the commencement of such action, suit or proceeding, enclosing a copy of all papers served. No indemnification provided for in Section 5(a) or 5(b) shall be available to any party who shall fail to give notice as provided in this Section 5(c) if the party to whom notice was not given was unaware of the action, suit or proceeding to which such notice would have related and was prejudiced by the failure to give such notice but the omission so to notify such indemnifying party of any such action, suit or proceeding shall not relieve it from any liability that it may have to any indemnified party for contribution or otherwise than under this Section 5. In case any such action, suit or proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in, and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and the approval by the indemnified party of such counsel, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses, except as provided below and except for the reasonable costs of investigation subsequently incurred by such indemnified party in connection with the defense thereof. The indemnified party shall have the right to employ its counsel in any such action, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment of counsel by such indemnified party has been authorized in writing by the indemnifying parties, (ii) the indemnified party shall have been advised by counsel that there may be one or more legal defenses available to it which are different from or in addition to those available to the indemnifying party (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party) or (iii) the indemnifying parties shall not have employed counsel to assume the defense of such action within a reasonable time after notice of the commencement thereof, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying parties. An indemnifying party shall not be liable for any settlement of any action, suit, and proceeding or claim effected without its written consent, which consent shall not be unreasonably withheld or delayed.

(d) No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement, compromise or consent to the entry of judgment in any pending or threatened action, suit or proceeding in respect of which any indemnified party is a party or could be named and indemnity was or would be sought hereunder by such indemnified party, unless such settlement, compromise or consent (a) includes an unconditional release of such indemnified party from all liability for claims that are the subject matter of such action, suit or proceeding and (b) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

6. Contribution. In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in Section 5(a) or 5(b) is due in accordance with its terms but for any reason is unavailable to or insufficient to hold harmless an indemnified party in respect to any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate losses, liabilities, claims, damages and expenses (including any investigation, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting any contribution received by any person entitled hereunder to contribution from any person who may be liable for contribution) incurred by such indemnified party, as incurred, in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Placement Agent on the other hand from the offering of the Securities pursuant to this Agreement or, if such allocation is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Company on the one hand and the Placement Agent on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations. The Company and the Placement Agent agree that it would not be just and equitable if contribution pursuant to this Section 6 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission. Notwithstanding the provisions of this Section 6, (i) the Placement Agent shall not be required to contribute any amount in excess of the Placement Fee actually received by the Placement Agent; and no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 6, each person, if any, who controls an Placement Agent within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Placement Agent, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of the Section 15 of the Securities Act or Section 20 of the Exchange Act, shall have the same rights to contribution as the Company. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this Section 6, notify such party or parties from whom contribution may be sought, but the omission so to notify such party or parties from whom contribution may be sought shall not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have hereunder or otherwise than under this Section 6. No party shall be liable for contribution with respect to any action, suit, proceeding or claim settled without its written consent.

7. Termination.

(a) This Agreement may be terminated by the Placement Agent by notifying the Company at any time at or before the Closing Date in the absolute discretion of the Placement Agent if: (i) there has occurred any material adverse change in the securities markets or any event, act or occurrence that has materially disrupted, or in the opinion of the Placement Agent, will in the future materially disrupt, the securities markets or there shall be such a material adverse change in general financial, political or economic conditions or the effect of international conditions on the financial markets in the United States is such as to make it, in the judgment of the Placement Agent, inadvisable or impracticable to market the Securities or enforce contracts for the sale of the Securities; (ii) there has occurred any outbreak or material escalation of hostilities or acts of terrorism or other calamity or crisis the effect of which on the financial markets of the United States is such as to make it, in the judgment of the Placement Agent, inadvisable or impracticable to market the Securities or enforce contracts for the sale of the Securities; (iii) trading in the Common Stock or any securities of the Company has been suspended or materially limited by the Commission or trading generally on the New York Stock Exchange, Inc., the NYSE American or The Nasdaq Stock Market has been suspended or materially limited, or minimum or maximum ranges for prices for securities shall have been fixed, or maximum ranges for prices for securities have been required, by any of said exchanges or by such system or by order of the Commission, FINRA, or any other governmental or regulatory authority; or (iv) a banking moratorium has been declared by any state or Federal authority; or (v) in the judgment of the Placement Agent, there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the Prospectus, any material adverse change in the assets, properties, condition, financial or otherwise, or in the results of operations, business affairs or business prospects of the Company and its subsidiaries considered as a whole, whether or not arising in the ordinary course of business.

(b) If this Agreement is terminated pursuant to any of its provisions, the Company shall not be under any liability to Placement Agent, and the Placement Agent shall not be under any liability to the Company, except that if this Agreement is terminated by the Placement Agent because of any failure, refusal or inability on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement or the other Transaction Documents, the Company will reimburse the Placement Agent for all out-of-pocket expenses (including the reasonable fees and disbursements of its counsel) incurred by it in connection with the proposed Offering or in contemplation of performing their obligations hereunder.

8. [Reserved]

9. Miscellaneous. The respective agreements, representations, warranties, indemnities, rights of contribution and other statements of the Company, and the Placement Agent, as set forth in this Agreement or made by or on behalf of them pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of the Placement Agent or the Company or the or any of their respective officers, directors or controlling persons referred to in Sections 5, 6 and 7 hereof, and shall survive delivery of and payment for the Securities. In addition, the provisions of Sections 4(b), 5, 6 and 7 shall survive the termination or cancellation of this Agreement.

This Agreement has been and is made for the benefit of the Placement Agent, the Company and their respective successors and assigns, and, to the extent expressed herein, for the benefit of persons controlling the Placement Agent, or the Company, and directors and officers of the Company, and their respective successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. The term “successors and assigns” shall not include any Purchaser merely because of such purchase. The invalidity or unenforceability of any Section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other Section, paragraph or provision hereof. If any Section, paragraph or provision of this

Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

No amendment or waiver of any provision of this Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless and until the same shall be in writing and signed by the Company and the Placement Agent.

All notices and communications hereunder shall be in writing and mailed or delivered or by telephone or telegraph if subsequently confirmed in writing, (a) if to the Placement Agent, c/o Oppenheimer & Co. Inc., 85 Broad Street, New York, New York 10004 Attention: Equity Capital Markets, with a copy to Oppenheimer & Co. Inc., 85 Broad Street, New York, New York 10004 Attention: General Counsel, and to Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., New York, NY 10017, Attention: Ivan K. Blumenthal, Esq. and (b) if to the Company, to its agent for service as such agent’s address appears on the cover page of the Registration Statement with a copy to Smith, Anderson, Blount, Dorsett, Mitchell & Jernigan, L.L.P., Wells Fargo Capitol Center, 150 Fayetteville Street, Suite 2300, Raleigh, NC 27601, Attention: Amy M. Batten, Esq. and James R. Jolley, Esq.

This Agreement and any claim, controversy or dispute arising under or related to this Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in such state.

This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. The headings herein are included for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement. This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof.

Please confirm that the foregoing correctly sets forth the agreement among us.

Very truly yours,

NOVAN, INC.

By	/s/ Paula Brown Stafford
Name:	Paula Brown Stafford
Title:	Chairman, President and Chief Executive Officer

Confirmed:

OPPENHEIMER & CO. INC.

By	/s/ Michael Margolis
Title:	Michael Margolis, R.Ph. Senior Managing Director, Co-Head Healthcare Investment Banking

SCHEDULE I

Lock-Up Signatories

Paula Brown Stafford
John M. Gay
Brian M. Johnson
John A. Donofrio
James L. Bierman
W. Kent Geer
Robert J. Keegan
John Palmour
Machelle Sanders
Steven D. Skolsky

SCHEDULE II

Issuer Free Writing Prospectuses

None.

Exhibit A
FORM OF LOCK-UP AGREEMENT

Date: _________________

Re:    Securities Purchase Agreement, dated as of June 9, 2022, between Novan, Inc. (the “Company”) and the purchaser signatory thereto (the “Purchaser”)
Ladies and Gentlemen:
Defined terms not otherwise defined in this letter agreement (the “Letter Agreement”) shall have the meanings set forth in the Securities Purchase Agreement (the “Purchase Agreement”), dated as of June 9, 2022. Pursuant to Section 2.2(a) of the Purchase Agreement and in satisfaction of a condition of the Company’s obligations under the Purchase Agreement, the undersigned irrevocably agrees with the Company that, from the date hereof until ninety (90) days after the Closing Date (such period, the “Restricted Period”), the undersigned will not offer, sell, contract to sell, lend, hypothecate, pledge or otherwise dispose of (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition, whether by actual disposition or effective economic disposition due to cash settlement or otherwise, by the undersigned or any Affiliate of the undersigned or any person in privity with the undersigned or any Affiliate of the undersigned), directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), with respect to, any shares of Common Stock of the Company or securities convertible, exchangeable or exercisable into, shares of Common Stock of the Company beneficially owned, held or hereafter acquired by the undersigned (the “Securities”). Beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act. In order to enforce this covenant, the Company shall impose irrevocable stop-transfer instructions preventing the transfer agent of the Company from effecting any actions in violation of this Letter Agreement.

Notwithstanding the foregoing, and subject to the conditions below, the undersigned may transfer the Securities provided that (i) the Company receives a signed lock-up letter agreement (in the form of this Letter Agreement) for the balance of the Restricted Period from each donee, trustee, distributee, or transferee, as the case may be, prior to such transfer (ii) any such transfer shall not involve a disposition for value, (iii) such transfer is not required to be reported with the Securities and Exchange Commission in accordance with the Exchange Act and no report of such transfer shall be made voluntarily, and (iv) neither the undersigned nor any donee, trustee, distributee or transferee, as the case may be, otherwise voluntarily effects any public filing or report regarding such transfers, with respect to transfer:

i)	as a bona fide gift or gifts;

ii)
to any immediate family member or to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned (for purposes of this Letter Agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin);

iii)	to any corporation, partnership, limited liability company, or other business entity, all of the equity holders of which consist of the undersigned and/or the immediate family of the undersigned;

iv)	if the undersigned is a corporation, partnership, limited liability company, trust or other business entity, (a) to another corporation, partnership, limited liability company, trust or other business entity that is an Affiliate of the undersigned or (b) in the form of a distribution to limited partners, limited liability company members or stockholders of the undersigned;

v)	if the undersigned is a trust, to the beneficiary of such trust;

vi)	by will, other testamentary document or intestate succession to the legal representative, heir, beneficiary or a member of the immediate family of the undersigned; or

vii)	of securities purchased in open market transactions after the Closing Date.

In addition, notwithstanding the foregoing, this Letter Agreement shall not restrict the delivery of shares of Common Stock to the undersigned upon (i) exercise any options granted under any employee benefit plan of the Company; provided that any shares of Common Stock or Securities acquired in connection with any such exercise will be subject to the restrictions set forth in this Letter Agreement, or (ii) the exercise of warrants; provided that such shares of Common Stock delivered to the undersigned in connection with such exercise are subject to the restrictions set forth in this Letter Agreement.

Furthermore, the undersigned may enter into any new plan established in compliance with Rule 10b5-1 of the Exchange Act; provided that (i) such plan may only be established if no public announcement or filing with the Securities and Exchange Commission, or other applicable regulatory authority, is made (or required to be made) in connection with the establishment of such plan during the Restricted Period, and (ii) no sale of shares of Common Stock are made pursuant to such plan during the Restricted Period.

The undersigned acknowledges that the execution, delivery and performance of this Letter Agreement is a material inducement to the Purchaser to complete the transactions contemplated by the Purchase Agreement and the Company shall be entitled to specific performance of the undersigned’s obligations hereunder. The undersigned hereby represents that the undersigned has the power and authority to execute, deliver and perform this Letter Agreement, that the undersigned has received adequate consideration therefor and that the undersigned will indirectly benefit from the closing of the transactions contemplated by the Purchase Agreement.

This Letter Agreement may not be amended or otherwise modified in any respect without the written consent of each of the Company and the undersigned. This Letter Agreement shall be construed and enforced in accordance with the laws of the State of New York without regard to the principles of conflict of laws. The undersigned hereby irrevocably submits to the exclusive jurisdiction of the United States District Court sitting in the Southern District of New York and the courts of the State of New York located in Manhattan, for the purposes of any suit, action or proceeding arising out of or relating to this Letter Agreement, and hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that (i) it is not personally subject to the jurisdiction of such court, (ii) the suit, action or proceeding is brought in an inconvenient forum, or (iii) the venue of the suit, action or proceeding is improper. The undersigned hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by receiving a copy thereof sent to the Company at the address in effect for notices to it under the Purchase Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. The undersigned hereby waives any right to a trial by jury. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. The undersigned agrees and understands that this Letter Agreement does not intend to create any relationship between the undersigned and the Purchaser, but that the Purchaser under the Purchase Agreement is a third-party beneficiary of this Letter Agreement.
This Letter Agreement shall be binding on successors and assigns of the undersigned with respect to the Securities and any such successor or assign shall enter into a similar agreement for the benefit of the Purchaser.

*** SIGNATURE PAGE FOLLOWS***

This Letter Agreement may be executed in two or more counterparts, all of which when taken together may be considered one and the same agreement.

_________________________
Signature
__________________________
Print Name
__________________________
Position in Company, if any

Address for Notice:

By signing below, the Company agrees to enforce the restrictions on transfer set forth in this Letter Agreement.

NOVAN, INC.

By: _________________________________
Name:
Title: